UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2021

Kala Pharmaceuticals, Inc.

(Exact Name of Company as Specified in its Charter)

Delaware	001-38150	27-0604595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1167 Massachusetts Avenue

Arlington, MA 02476

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 996-5252

490 Arsenal Way, Suite 120

Watertown, MA 02472

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

On November 15, 2021, Kala Pharmaceuticals, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) to report that on November 15, 2021, the Company and its direct wholly owned subsidiary, Ceres Merger Sub, Inc. (the “Merger Subsidiary”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Combangio, Inc. (“Combangio”) and Fortis Advisors LLC, solely in its capacity as Combangio Equityholder Representative in connection with the Merger Agreement, pursuant to which on November 15, 2021, the Merger Subsidiary merged with and into Combangio with Combangio surviving such merger and becoming a direct wholly owned subsidiary of the Company.

In the Original Form 8-K, the Company stated its intention to file the historical financial statements of Combangio and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than 71 calendar days after the date that the Original Form 8-K was required to be filed with the SEC. Pursuant to the instructions to Item 9.01 of Form 8-K, this Amendment No. 1 on Form 8-K/A (this “Amendment”) amends and supplements the Original Form 8-K in order to provide the required financial information.

Except as provided herein, the disclosures contained in this Amendment have not been updated to reflect events, results or developments that have occurred since the filing of the Original Form 8-K. This Amendment should be read in conjunction with the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Combangio, Inc. as of and for the nine months ended September 30, 2021 and as of and for the year ended December 31, 2020 and the independent auditors’ report thereon are filed as Exhibit 99.2 hereto and are incorporated into this Item 9.01(a) by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of the Company as of and for the nine months ended September 30, 2021 and as of and for the year ended December 31, 2020 are filed as Exhibit 99.3 hereto and are incorporated into this Item 9.01(b) by reference.

(d) Exhibits.

2.1*†

Agreement and Plan of Merger, dated as of November 15, 2021, by and among Kala Pharmaceuticals, Inc., Ceres Merger Sub, Inc., Combangio, Inc. and, solely in its capacity as Combangio Equityholder Representative, Fortis Advisors LLC.

10.1*	Lease Termination Agreement, dated November 12, 2021, by and between Kala Pharmaceuticals, Inc. and Columbia Massachusetts Arsenal Office Properties, LLC.
23.1	Consent of Haskell & White LLP.
99.1**	Press Release of Kala Pharmaceuticals, Inc. dated November 15, 2021.
99.2	Audited financial statements of Combangio, Inc. as of and for the nine months ended September 30, 2021 and as of and for the year ended December 31, 2020.
99.3	Unaudited pro forma condensed consolidated financial information as of and for the nine months ended September 30, 2021 and as of and for the year ended December 31, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Previously filed.

** Previously furnished.

† Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

KALA PHARMACEUTICALS, INC.

Date: January 28, 2022	By:	/s/ Mary Reumuth
		Name:	Mary Reumuth
		Title:	Chief Financial Officer